Exhibit 10.1
                    Amendment to the High Plains Corporation
                      1992 Stock Option Plan (the "Plan")

                               November 18, 1994

The 1992 Plan is hereby amended to reflect the following changes:

Article III, Section 8.

The number of options available under the Plan is three million (3,000,000). Such number reflects stock splits that have occurred since the inception of the Plan through November 18, 1994.


Article II, Section 3; Article III, Section 10 and 11.

In addition to the other methods for granting options as specified in the Plan, any person holding unexercised options granted under the Plan shall, upon exercise of each of those options and payment of the exercise price, be granted an option to purchase the like quantity of Common Shares as those exercised in order to replace their options. This provision shall only apply to the Plan options that were issued other than under this Amendment (the "Original Options").


Article III, Section 15.

The option price of any options granted under this Amendment shall be equal to the closing sales price of Company Common Stock (appropriately adjusted for any stock split, stock dividend, combination or exchange) as reported in the NASDAQ National Market System on the day the Original Options granted under the Plan are exercised.


Article III, Section 15.

The exercise period for options granted pursuant to this Amendment shall expire, and any such options granted shall be no longer exercisable, on the later to occur of (i) the expiration date of the originally surrendered option or (ii) one year from the date of grant of such option.


Other Matters

Any option granted pursuant to this Amendment shall vest immediately.

The formula Plan provision as set out in this Amendment may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA, or the rules thereunder. Each such amendment requires stockholder approval.

                             HIGH PLAINS CORPORATION
                              1992 STOCK OPTION PLAN


                                    ARTICLE I

                                     PURPOSE


SECTION 1: Statement of Purpose. The purpose of this Plan is to establish and continue as close an identity as is feasible between the interests of the Corporation and any Parent or Subsidiary, and those of its or their respective employees. The Plan will serve to reward employees for past services, to retain those employees in the service of the Corporation, any Parent or any Subsidiary, and to induce new executives and other key employees to become associated with the Corporation, a Parent or a Subsidiary. It is for the accomplishment of these several objectives that this Plan is formulated and adopted.

SECTION 2: Definitions. When used in this Plan, unless the context otherwise requires:

A. Board of Directors. "Board of Directors" and "Directors" shall mean respectively the Board of Directors of the Corporation as constituted from time to time and the members thereof.

B. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

C. Committee. "Committee" shall mean the Stock Option Committee as described in Article II, Section 3 below.

D. Common Stock. "Common Stock" and "Stock" shall each mean the common stock of the Corporation of the par value of $.10 per share.

E. Corporation. "Corporation" shall mean High Plains Corporation, a Kansas corporation.

F.  Fair Market Value.  "Fair Market Value" of the Stock per share shall mean:

(1) In the case of Stock of a class traded on a national securities exchange, the closing price per share of Stock on the date in question, or if there is no trading of Stock on such date, the closing price per share of Stock on the next preceding date on which Stock was traded;

(2) In the case of Stock traded in the NASDAQ National Market System, the closing price per share of Stock on the date in question, or if there is no trading of Stock on such date, the closing price per share of Stock on the next preceding date on which Stock was traded;

(3) In the case of Stock of a class reported on the NASDAQ automated reporting system, the mean between the closing bid and asked prices per share of Stock for the date in question, or if there is no trading of Stock on such date, the mean between the closing bid and asked prices per share of Stock on the next preceding date on which Stock was traded; or

(4) In the case of Stock of a class which is neither traded on a national securities exchange or in the NASDAQ National Market System nor reported on NASDAQ, the value per share determined by the Committee. In determining the Fair Market Value of the Stock, the Committee shall make a good faith attempt to accurately value the Stock. The determination of Fair Market Value of the Stock by the Committee shall be final, binding and conclusive.

G. Incentive Stock Option. "Incentive Stock Option" shall mean any option granted hereunder and designated by the Committee as an Incentive Stock Option that satisfies the particular requirements hereunder applicable only to Incentive Stock Options and which is intended to be an Incentive Stock Option for purposes of Section 422 of the Code.

H. Nonqualified Stock Option. "Nonqualified Stock Option" shall mean any option granted hereunder and not designated by the Committee as an Incentive Stock Option.

I. Option Agreement. "Option Agreement" shall mean the agreement between the Corporation and the optionee as described in Article III, Section 12 below.

J. Optionees. "Optionees" shall mean those persons who receive Options under the Plan.

K. Options. "Options" shall mean options granted under the Plan, whether designated as Incentive Stock Options or Nonqualified Stock Options.

L. Parent. "Parent" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time in question, each of the corporations other than the Corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

M. Plan. "Plan" shall mean the High Plan Corporation 1992 Stock option Plan, as adopted by the Board of Directors and stockholders of the Corporation and as such Plan may be amended from time to time.

N. Subsidiary. "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time in question, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   ARTICLE II

                                 ADMINISTRATION

SECTION 3:  Stock Option Committee.   The Plan shall be administered by a Stock
Option Committee which shall consist of such number (not less than two) of the members of the Board of Directors as the Board of Directors shall determine. The administration of the Plan shall comply with the requirements of Rule 16b-3 (c) (2) promulgated under Section 16 of the Securities Exchange
Act of 1934, as amended (the "Securities Exchange Act"). The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, (a) to determine the employees to whom and the time or times at which Options shall be granted, the form of payment of each option, the number of shares to be covered by each Option, and such other terms and conditions applicable to each Option as the Committee shall determine; (b) to designate whether each option granted hereunder is an Incentive Stock option, a Nonqualified Stock Option, or a combination of both; (c) to interpret the Plan and to prescribe, amend and rescind the rules and regulations relating to it; (d) to determine the terms and provisions of the respective option Agreements (which need not be identical), including, without limitation, such terms and provisions as may be necessary in the judgment of the Committee
(i) to cause the Options and Stock issued pursuant to the Plan to be registered on Form S-8 promulgated pursuant to the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder, or any other appropriate form,
(ii) to provide for the reimbursement of the Corporation for taxes paid or advanced in respect of the issuance to employees of options or Stock under the Plan and (iii) to set forth the form of restrictive legends to be placed on certificates representing shares of Stock to be issued pursuant to the exercise of Options relating to obligations of the holder under the federal and state securities laws and under the Code; and (e) to make all other determinations deemed necessary or advisable for the administration of the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith by the Board of Directors or the Committee with respect to the Plan or any transaction arising pursuant to the Plan.

SECTION 4: Vacancies. If a member of the Committee for any reason shall cease to serve, the vacancy shall be filled by the Board of Directors.

SECTION 5: Removal. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors.

SECTION 6: Chairman. The Committee may select one of its members as its Chairman.

SECTION 7: Meetings. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by the affirmative vote of a majority of its members at a meeting duly called and held. The Committee may appoint a Secretary, shall make such rules and regulations for the conduct of its business as it shall deem advisable, and may, but shall not be required to, keep minutes of its meetings.


                                    ARTICLE III

                                      OPTIONS

SECTION 8: Shares Available. The Committee may, but shall not be required to, grant in accordance with the terms of the Plan Options to purchase not more
than, in the aggregate, 750,000 shares of Stock.   Such shares may be
authorized and unissued shares or issued shares held in the Corporation's treasury. The number of shares of Stock available under this Plan, as set forth above, shall be computed prior to any adjustment resulting from stock dividends, stock splits, reorganizations, or other substitutions of securities for the present Stock of the Corporation. Stock covered by Options which have terminated in accordance with the provisions of the Plan may be treated by the Committee as Stock which is eligible for other and further granting of options in accordance with the terms of the Plan.

SECTION 9: Time for Issuance of Options. Options may be granted by the Committee pursuant to the Plan from time to time for a period beginning on the date the Plan is approved by the stockholders of the Corporation
(as set forth in Section 30 below) and ending ten years from the date the Plan is adopted by the Board of Directors. Nothing herein shall be construed to prohibit the issuance of Options at different times to the same persons.

SECTION 10: Persons Eligible. Persons eligible to receive Options shall be such Directors and key employees (which term as used herein includes officers) of the Corporation, a Parent or a subsidiary, as the Committee, in its sole discretion, may select; provided, however, notwithstanding any other provision of the Plan, Directors and officers (as such terms are used in Rule 16b-3 (c) (2) under Section 16 of the Securities Exchange Act) of the Corporation, a Parent or a Subsidiary shall receive options only in accordance with the Schedule attached hereto as Exhibit A. Also, Directors of the Corporation, a Parent or a Subsidiary who are not also employees of the Corporation, a Parent or a Subsidiary shall not be eligible to receive Incentive Stock Options. Any employee of the Corporation, a Parent or a Subsidiary who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 424(d) of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, any Parent or any Subsidiary shall be ineligible to receive such Incentive Stock Option, except in strict compliance with the provisions of sections 13 and 15 of the Plan.

SECTION 11: Number of Shares to be Optioned. The total number of shares subject to Options to be granted to any eligible person shall be determined by the Committee in its sole discretion; provided, however, that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of Stock with respect to which Incentive Stock options are exercisable for the first time by an optionee during any calendar year (under all plans of theCorporation, its Parents and its Subsidiaries) shall not exceed $100,000.

SECTION 12:  Option Agreement.   An Option Agreement signed by the Chairman
of the Board, the President or a Vice President of the Corporation, and attested by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Corporation, shall be issued to each person to whom an option is granted. The form and provisions of each Option Agreement shall be determined by the Committee in accordance with the terms of the Plan.

SECTION 13:  Duration of Options.   No Option shall be exercisable with
respect to any of the shares subject thereto earlier than the date which is six (6) months from the date of the grant of such option nor later than the date which is ten (10) years after the date of grant. However, the initial six (6) month holding period requirement shall not apply if an Optionee dies while employed by the Corporation, a Parent or a Subsidiary. Notwithstanding the foregoing, in the case of an Incentive Stock Option to be granted to an eligible person who, at the time such Incentive Stock

Option is to be granted, owns (within the meaning of Section 424 (d) of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, any Parent or any Subsidiary, such Incentive Stock Option shall not be exercisable with respect to any of the shares subject thereto later than five (5) years after the date of grant. To the extent not expressly prohibited by the provisions of the Plan, each Option shall be exercisable at such time or times and shall be subject to such conditions as the Committee, in its sole discretion, may determine at or prior to the time the option is granted.

SECTION 14:  Options Not Transferable.   No Option shall be transferable
otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by such Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and may, at the sole discretion of the Committee, result in forfeiture of the Option involved in such attempt.


SECTION 15: Option Exercise Price. In general, the option exercise price per share of Stock subject to any Option shall be determined by the Committee, in its sole discretion; provided, however, that the option exercise price per share of Stock subject to any Incentive Stock Option shall not be less than the Fair Market Value per share of Stock on the date such Option is granted; and provided further that in the case of an Incentive Stock Option to be granted to an eligible person who, at the time such Option is to be granted to him, owns (within the meaning of Section 424(d) of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, any Parent or any Subsidiary, the option exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Stock on the date such Option is granted.


                                ARTICLE IV

                            EXERCISE OF OPTIONS

SECTION 16:  Terms of Exercise.   Each option shall be exercisable in whole
or in part as set forth in the Plan and the option Agreement; provided, however, that no Option shall be exercised for less than one hundred (100) shares at any one time, unless the balance of shares subject to the Option at such time is less than one hundred (100) shares, in which case the entire unexercised portion of the Option shall be exercised at one time. The

Committee may, in its sole discretion, set forth in any Option Agreement a vesting schedule pursuant to which the option evidenced thereby shall become exercisable in part from time to time until fully exercisable.


SECTION 17:  Employment Conditions.

A. Incentive Stock Options granted pursuant to this Plan shall be exercisable only while the Optionee is an employee of the Corporation, any Parent or any Subsidiary, and, to the extent otherwise exercisable on the date of termination of employment, as follows:

(1) In the event of the termination of the optionee's employment for any reason other than disability (as defined in Section 22(e)(3) of the Code) or death, for a period of three (3) months following such termination, but not after the expiration of the period set forth in Section 13 above;

(2) In the event of the termination of the optionee's employment because of the disability (as defined in Section 22 (e) (3) of the Code) of the Optionee, for a period of twelve (12) months following such termination, but not after the expiration of the period set forth in Section 13 above; and

(3) In the event of the death of the Optionee while employed by the Corporation, any Parent or any Subsidiary, or within the period after a termination of employment in which the Option is exercisable under (1) or
(2) above, by the estate of the optionee or by any person who shall have acquired the right to exercise the option by bequest or inheritance or by reason of the death of the optionee, for a period of twelve (12) months following such death, but not after the expiration of the period set forth in Section 13 above.

B. For purposes of this section, an optionee's employment shall be considered to have terminated at the close of the business day preceding the first day on which the Optionee is no longer for any reason whatsoever employed by the Corporation, any Parent or any Subsidiary.

C. For purposes of this Section, the initial six (6) month holding period requirement described in Section 13 shall not apply in determining whether an option is exercisable on the date of termination of the Optionee's employment.

D. The Committee may, in its sole discretion, require that each employee receiving an option agree that he will remain in the employ of the Corporation, a Parent or a subsidiary for a period determined by the Committee. Such employment, however, shall be at the pleasure of the Corporation, Parent or Subsidiary and on such terms and compensation as the Corporation, Parent or Subsidiary may from time to time determine.

E. Nothing in this Section 17 shall prevent the Committee from providing such other conditions of employment as the Committee, in its sole discretion, shall determine; provided, however, any such action that results in a material increase in benefits under the Plan or materially modifies the requirements as to eligibility for participation in the Plan shall be approved by the stockholders of the Corporation, as provided in Section 26 hereof. Notwithstanding the foregoing provisions, in no event may an option be exercised after the expiration of its term.

SECTION 18: Manner of Exercise. An Option shall be exercisable by delivery of a duly signed notice in writing to such effect and the full option exercise price of the Stock purchased pursuant to the exercise of the Option to the Treasurer of the Corporation or to any other officer of the Corporation appointed by the Committee for the purpose of receiving the same; provided, however, that no Option issued pursuant to this Plan may be exercised at any time when the Option or the granting or the exercise thereof violates any law or governmental order or regulation. The payment of the option exercise price shall be either in cash or, if the Committee, in its sole discretion, so specifies in the Option Agreement, through delivery to the Corporation of shares of Stock, or by any combination of cash and shares; provided, however, that an optionee shall not be entitled to pay the exercise price of an option through delivery of shares of Stock acquired through the exercise of an option granted under this Plan unless the optionee has held such shares for at least six (6) months from the date he or she acquired such shares. The value of shares delivered as payment, in whole or in part, of the option exercise price shall be determined as provided in Section 2(F).

SECTION 19: Issuance of Shares. Subject to the limitations of Section 25, the Corporation shall cause to be delivered to the purchaser a certificate for the shares of Stock purchased pursuant to the exercise of the Option as soon as practicable after the exercise of the Option.

SECTION 20: Stockholder Rights of Optionees. No person entitled to exercise an option shall have any rights or privileges as a stockholder of the Corporation with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered to such person.

                                   ARTICLE V

                          NOT AN EMPLOYMENT CONTRACT


SECTION 21: Not an Employment Contract. Nothing in the Plan or in any Option Agreement pertaining to an Option shall confer on an individual any right to continue in the employ of the Corporation, a Parent or a Subsidiary or, subject to the provisions of any written employment agreement between such individual and the corporation, a Parent or a Subsidiary, to interfere in any way with the right of the Corporation, a Parent or a Subsidiary at any time to terminate or modify the terms or conditions of the employment of the optionee.


                                   ARTICLE VI

                            CHANGES IN COMMON STOCK


SECTION 22:  Certain Changes in Common Stock.

A. Appropriate and equitable adjustment shall be made in the number of shares of Common Stock then available for issuance pursuant to the Plan and to the number of shares of Common Stock subject to each outstanding Option or the option exercise price thereof or both, in the event of any change subsequent to the adoption of the Plan in the outstanding Common Stock by reason of a stock dividend, stock split, recapitalization, reorganization, merger or consolidation, it being the purpose of this provision to insure that, in the event of such occurrence, an option shall be adjusted to give the optionee, upon exercise of the option, rights equivalent to the rights of a person who held shares of Common Stock in the amount subject to the option at the time of such corporate transaction.

B. In the event of a reorganization, merger or consolidation, as a result of which the corporation is not the surviving or acquiring corporation, all Options outstanding and unexercised hereunder shall become exercisable in full at any time after the approval of the transaction by the Board of Directors, without regard to any vesting schedule which may be set forth in the Option Agreements evidencing such options. In the event of a reorganization, merger or consolidation,as a result of which the corporation is not the surviving or acquiring corporation, the Board of Directors may, in its sole discretion, provide as a part of such reorganization, merger or consolidation for a substitution of options of such surviving or acquiring corporation for options outstanding and unexercised hereunder.

C. In the event of a change in the Common Stock of the corporation as presently constituted, which is limited to a change of the par value status of any or all of its authorized shares, the shares resulting from any such change shall be deemed to be Common Stock or Stock within the meaning of the Plan.

D. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.


SECTION 23: Dissolution or Liquidation. A dissolution or liquidation of the Corporation shall cause each outstanding Option to terminate.


SECTION 24:  Rights of Optionees and the Corporation.

A. Except as hereinbefore expressly provided in this Article VI, an optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of the Corporation or any other corporation; and any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or option exercise price of shares of Common Stock subject to outstanding Options.

B. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


SECTION 25: Compliance with Securities Act. Notwithstanding anything contained herein to the contrary, no Option shall be exercised, and the Corporation may postpone the issuance and delivery of shares upon any purported exercise of an option, until (a) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable, or (b) either counsel to the Corporation shall have advised or the Securities and Exchange Commission shall have ruled that the issuance of such shares does not require registration under any Federal securities act, and insofar as any local Blue Sky law might affect the issuance of such shares, either the local Blue Sky Commission shall have ruled or counsel to the Corporation shall have advised that the issue is not subject to such local law or that such shares shall have been duly qualified under such law. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be necessary or appropriate to permit the Corporation, in the light of the then existence or non-existence of an effective registration statement under the Securities Act of 1933, as from time to time amended, with respect to such shares, to issue the shares in compliance with the provisions of that or any comparable law. The Corporation shall not have any liability with respect to any Option the exercise of which is prevented by the provisions of this Section 25.


                                   ARTICLE VII

                      AMENDMENT, TERMINATION AND INTERPRETATION

SECTION 26: Amendment and Termination. The Plan shall terminate ten years from the effective date hereof; provided, however, that the Board of Directors may at any time prior to that date terminate or from time to time amend the Plan and the terms and conditions hereof as to Stock which is not then the subject of options granted or issued pursuant to the terms of the Plan; and the Board of Directors, with the written consent of the affected Optionees, may at any time terminate or from time to time amend the Plan and the terms and conditions of the Plan as it relates to options held by such consenting Optionees. Notwithstanding the foregoing, however,
(a) the provisions of the Schedule attached hereto as Exhibit A shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder; and (b) any amendment to the Plan shall be approved by the stockholders of the Corporation if such amendment would (i) materially increase the benefits accruing to participants under the Plan,
(ii) materially increase the number of shares of Stock which may be subject to Options granted under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.


SECTION 27: Interpretation. A determination of the Committee as to any question that may arise with respect to the interpretation of the provisions of the Plan and of any option or option Agreement shall be final.


SECTION 28: Rules and Regulations. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan as it may deem advisable to make the Plan and the options effective and provide for their administration, and may take such other actions with regard to the Plan and the Options as it shall deem desirable to effectuate their purposes.

SECTION 29: Evidence of Each Option. The Committee may include, by reference, the text of the Plan in each Option Agreement or other document issued to an Optionee pursuant to the Plan; and in such event, the entire terms of the Plan as it may exist and as it may be amended from time to time shall be deemed included in such Agreement or document with the same force and effect as though the Plan were set forth in its entirety in such Agreement or document.


                                   ARTICLE VIII

                                  EFFECTIVENESS

SECTION 30: Effectiveness of Plan. The effective date of the Plan shall be the date the Plan is adopted by the Board of Directors, subject to approval by a majority of the stockholders of the Corporation present and voting at its next meeting subsequent to such date.


                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 31: Other Options. Nothing contained in the Plan shall be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Corporation to grant or issue options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

                                   EXHIBIT A
                          SCHEDULE OF OPTIONS AVAILABLE
                            TO OFFICERS AND DIRECTORS

1. In addition to the other Options described in this Schedule, on December 10, 1992, the following grants of Options in replacement of options previously granted at an identical price:


                                  Amount                  Option Exercise
Name                             of Grant                 Price Per Share
Stanley E. Larson                30,000                   $1.75 per share
David J. VanderGriend            30,000                   $1.75 per share
Raymond G. Friend                30,000                   $1.75 per share
Greg Heuer                       15,000                   $1.75 per share


Such grants of Options shall vest and become exercisable in equal rateable amounts as of June 10, 1993; December 10, 1993; and December 10, 1994.

2. In addition to the other grants of Options described in this Schedule, on December 10, 1992, the following persons shall receive grants of Options to purchase the number of shares of Common Stock set forth below at the Fair Market Value on December 10, 1992.

                                                  Amount
               Name                              of Grant
               Arthur L. Skolness                75,000 shares
               Roger D. Skaer                    75,000 shares
               Donald M. Wright                  75,000 shares
               H. T. Ritchie, II                 75,000 shares
               Stanley E. Larson                 75,000 shares
               David J. VanderGriend             75,000 shares
               Raymond G. Friend                 75,000 shares


Such grants of Options shall vest and become exercisable in equal rateable amounts as of June 10, 1993; December 10, 1993; and December 10, 1994.

3. In addition to the other Options described in this Schedule, Directors and officers shall be eligible to receive any other Option granted by the Committee, provided that, at the time of the grant of the Option, each member of the Committee is a disinterested person (as such term is used in Rule 16b-3 (c) (2) (i) under the Securities Exchange Act of 1934).